CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : February 2002

Beginning of the Month Principal Receivables :                                                           23,731,284,952.38
                                                                                               ----------------------------
Beginning of the Month Finance Charge Receivables :                                                         934,045,923.27
                                                                                               ----------------------------
Beginning of the Month Discounted Receivables :                                                                       0.00
                                                                                               ----------------------------
Beginning of the Month Total Receivables :                                                               24,665,330,875.65
                                                                                               ----------------------------

Removed Principal Receivables :                                                                                       0.00
                                                                                               ----------------------------
Removed Finance Charge Receivables :                                                                                  0.00
                                                                                               ----------------------------
Removed Total Receivables :                                                                                           0.00
                                                                                               ----------------------------

Additional Principal Receivables :                                                                        1,156,484,598.23
                                                                                               ----------------------------
Additional Finance Charge Receivables :                                                                      12,013,947.52
                                                                                               ----------------------------
Additional Total Receivables :                                                                            1,168,498,545.75
                                                                                               ----------------------------

Discounted Receivables Generated this Period                                                                          0.00
                                                                                               ----------------------------

End of the Month Principal Receivables :                                                                 24,338,326,849.80
                                                                                               ----------------------------
End of the Month Finance Charge Receivables :                                                               903,345,461.70
                                                                                               ----------------------------
End of the Month Discounted Receivables :                                                                             0.00
                                                                                               ----------------------------
End of the Month Total Receivables :                                                                     25,241,672,311.50
                                                                                               ----------------------------

Excess Funding Account Balance                                                                                        0.00
                                                                                               ----------------------------
Adjusted Invested Amount of all Master Trust Series                                                      20,101,504,048.68
                                                                                               ----------------------------

End of the Month Seller Percentage                                                                                  17.41%
                                                                                               ----------------------------

CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : January 2002                                                      ACCOUNTS                    RECEIVABLES

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                                    488,013.00                 430,373,722.19
                                                                ----------------------------   ----------------------------
      60 - 89 Days Delinquent                                                    350,061.00                 311,405,824.13
                                                                ----------------------------   ----------------------------
      90 + Days Delinquent                                                       565,484.00                 588,814,147.99
                                                                ----------------------------   ----------------------------

      Total 30 + Days Delinquent                                               1,403,558.00               1,330,593,694.31
                                                                ----------------------------   ----------------------------

      Delinquencies 30 + Days as a Percent of End of the
      Month Total Receivables                                                                                         5.27%
                                                                                               ----------------------------

Defaulted Accounts During the Month                                              176,067.00                 112,042,194.93
                                                                ----------------------------   ----------------------------

Annualized Default Rate as a Percent of Beginning of the
Month Principal Receivables                                                                                           5.40%
                                                                                               ----------------------------





*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : FEBRUARY 2002                                                   COLLECTIONS                    PERCENTAGES
                                                                                 -----------                    -----------

Total Collections and Gross Payment Rate                                    3,959,323,929.60                         15.33%
                                                                 ----------------------------   ----------------------------

Collections of Principal Receivables and Principal Payment Rate             3,479,165,920.00                         13.98%
                                                                 ----------------------------   ----------------------------

      Prior Month Billed Finance Charge and Fees                              379,161,865.00
                                                                 ----------------------------
      Amortized AMF Income                                                     34,282,773.68
                                                                 ----------------------------
      Interchange Collected                                                    38,050,937.78
                                                                 ----------------------------
      Recoveries of Charged Off Accounts                                       33,850,988.93
                                                                 ----------------------------
      Collections of Discounted Receivables                                             0.00
                                                                 ----------------------------

Collections of Finance Charge Receivables and Annualized Yield                485,346,565.39                         23.40%
                                                                 ----------------------------   ----------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : FEBRUARY 2002

Beginning Unamortized AMF Balance                                                                            185,479,057.00
                                                                                                ----------------------------
+     AMF Slug for Added Accounts                                               2,177,727.55
                                                                 ----------------------------
+     AMF Collections                                                          29,094,217.89
                                                                 ----------------------------
-     Amortized AMF Income                                                     34,282,773.68
                                                                 ----------------------------
Ending Unamortized AMF Balance                                                                               182,468,228.76
                                                                                                ----------------------------







                                            /s/ Tom Feil
                                            -------------------------------
                                            Tom Feil
                                            Director of Securitization




*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.








                                  Page 8 of 56